UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 1, 2006


                             Pacific Capital Bancorp
             (Exact name of registrant as specified in its charter)


        California                   0-11113                 95-3673456
(State or other jurisdiction       (Commission            (I.R.S. Employer
     of incorporation)             File Number)          Identification No.)


    1021 Anacapa Street, Santa Barbara, CA                     93101
   (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (805) 564-6405


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 1, 2006, Pacific Capital Bancorp ("Company") announced that it had entered into program services and technology services agreements with Jackson Hewitt Tax Service, Inc. (NYSE:JTX) related to the Company's Refund Anticipation Loan (RAL) and Refund Transfer (RT) programs.

The Company's press release announcing these agreements is attached hereto as
Exhibit 99.1.

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                               PACIFIC CAPITAL BANCORP


Date: March 1, 2006                            /s/ Donald Lafler
                                               -----------------
                                               Donald Lafler
                                               Executive Vice President and
                                               Chief Financial Officer

                                  EXHIBIT INDEX


     Exhibit Number              Description of Exhibits
     --------------              -----------------------

         99.1                    Press Release dated March 1, 2006.